UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  December 4, 2008

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East First Street
Suite 600
Reno, Nevada 89501

(Address of principal executive offices and zip code)

(775) 786-5527

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 4, 2008, John Deere Capital Corporation (“Capital Corporation”), its parent company John Deere Credit Company, and FPC Financial, f.s.b. elected to continue to participate in the debt guaranty program that is part of the Federal Deposit Insurance Corporation’s (the “FDIC”) Temporary Liquidity Guarantee Program (“TLGP”).  FPC Financial, f.s.b., a Federal Savings Bank and an FDIC-insured depository institution wholly owned by Capital Corporation, also elected to continue to participate in the transaction account guarantee program part of the TLGP.  Under the FDIC’s final rule for the TLGP, issued on November 26, 2008, eligible entities include certain U.S. savings and loan holding companies that control one or more FDIC-insured depository institutions and that engage only in activities that are permissible for financial holding companies under section 4(k) of the Bank Holding Company Act, 12 U.S.C. §1843(k).

Under the terms of the TLGP, the FDIC guarantees certain Capital Corporation senior unsecured debt, including term debt with maturities on or before June 30, 2012 and certain commercial paper, issued from October 13, 2008 through and including June 30, 2009.  There is a maximum amount of debt that Capital Corporation is permitted to have issued and outstanding at any time under the debt guarantee program, which is 125% of the par value of its senior unsecured debt outstanding as of September 30, 2008 that was scheduled to mature on or before June 30, 2009.  The FDIC guarantees such debt until the earlier of the maturity date of the debt or June 30, 2012.  In addition, Capital Corporation has also notified the FDIC that it has elected to issue non-guaranteed senior unsecured debt with maturities beyond June 30, 2012 and agreed to pay the fee associated with that election.

By electing not to opt-out of the TLGP, Capital Corporation has agreed to the Master Agreement for the TLGP (the “Agreement’) between the FDIC and Capital Corporation.  The Agreement, which is a condition of continued participation in the TLGP, is subject to various terms and conditions, including a reimbursement agreement by Capital Corporation in the event the FDIC is required to make payments under the TLGP.  Under the TLGP, Capital Corporation and the other participating entities are required to pay certain participation fees.  A copy of the form of Agreement is included as an exhibit to this report and is incorporated by reference into this Item as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1	Form of Master Agreement, Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program – Debt Guarantee Program

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

By:	/s/ Mary K.W. Jones
Mary K.W. Jones
Secretary

Dated:  December 4, 2008

Exhibit Index

Number and Description of Exhibit

10.1	Form of Master Agreement, Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program – Debt Guarantee Program